PROMISSORY NOTE
                                 ---------------


To:  ZENNIE MORRIS                           Principal Amount:  USD $9,500.00
     (the "Creditor")                             Expiry Date:  July 31, 2004
     Providenciales
     Turks & Caicos Islands, B.W.I.


FOR VALUE RECEIVED, SECOND STAGE VENTURES, INC. (the "Debtor") does hereby promise to pay to, or to the order of, the Creditor, the principal sum of USD $9,500.00 on or before July 31, 2004, without interest.

The Debtor hereby waives presentment, protest, notice of protest and notice of dishonor.

This note is not assignable.

Payments made or notices given by a party hereto must be given to the other party at its address appearing above (or such other address as that party may have provided in writing).

Dated effective as of the 14th day of May, 2004.


THE CORPORATE SEAL OF SECOND STAGE               )
VENTURES, INC. was hereunto affixed in the       )
Presence of:                                     )
                                                 )
                                                 )
------------------------------------------       )
Authorized Signatory                             )
                                                 )
                                                 )
------------------------------------------       )
Authorized Signatory                             )